                                                               EXHIBIT (A)(1)(B)

                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
               (INCLUDING THE ASSOCIATED PREFERRED STOCK RIGHTS)

                                       OF

                                 SYNAVANT INC.

                                       AT

                              $3.22 NET PER SHARE
                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 16, 2003
                          AS SUPPLEMENTED MAY 20, 2003

                                       BY

                             AMGIS ACQUISITION CO.

                           A WHOLLY-OWNED SUBSIDIARY

                                       OF

                          DENDRITE INTERNATIONAL, INC.

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME,
            ON FRIDAY, JUNE 13, 2003, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                      AMERICAN STOCK TRANSFER & TRUST CO.

            By Hand:                   By Overnight Courier:                    By Mail:
         59 Maiden Lane                    59 Maiden Lane                    59 Maiden Lane
          Plaza Level                       Plaza Level                       Plaza Level
    New York, New York 10038          New York, New York 10038          New York, New York 10038

          By Facsimile Transmission (For Eligible Institutions Only):

                                 (718) 234-5001

                Confirm Receipt of Facsimile by Telephone Only:

                        (718) 921-8200 or (800) 937-5449

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS
             SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

 YOU MUST SIGN AND COMPLETE THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW ON PAGE 7, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 SET FORTH BELOW ON PAGE 12 BEFORE DELIVERING TO THE
                                  DEPOSITARY.

     PLEASE READ CAREFULLY THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

---------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                                  SHARES
                APPEAR(S) ON CERTIFICATE(S))                           (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL NUMBER
                                                                                     OF SHARES       TOTAL NUMBER OF
                                                                 CERTIFICATE      REPRESENTED BY         SHARES
                                                                NUMBER(S)(1)     CERTIFICATE(S)(1)     TENDERED(2)
                                                              -------------------------------------------------------

                                                              -------------------------------------------------------

                                                              -------------------------------------------------------

                                                              -------------------------------------------------------

                                                              -------------------------------------------------------

                                                              -------------------------------------------------------

                                                                Total Number
                                                                  of Shares
                                                                  Tendered
---------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by stockholders who deliver their Shares by book-entry transfer.
 (2) Unless otherwise indicated in this column, it will be assumed that all Shares represented by certificates delivered to the Depositary are being tendered. See Instruction 4.
---------------------------------------------------------------------------------------------------------------------

[ ] Check here if a certificate has been lost, destroyed or stolen. See
    Instruction 11.

This Letter of Transmittal is being delivered in connection with the Offer to Purchase, dated May 16, 2003, as supplemented May 20, 2003 (the "Offer to Purchase" and, together with any amendments or supplements thereto and this Letter of Transmittal, as amended or supplemented, the "Offer"), relating to the offer by Amgis Acquisition Co., a Delaware corporation (the "Purchaser") and a wholly-owned subsidiary of Dendrite International, Inc., a New Jersey corporation ("Dendrite"), to purchase all of the shares of common stock, par value $0.01 per share (the "Common Stock"), of SYNAVANT Inc., a Delaware corporation (the "Company"), including the associated preferred stock purchase rights (the "Rights") and, together with the Common Stock, the "Shares"), for $3.22 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase.

     WHEN TO USE THIS LETTER OF TRANSMITTAL. This Letter of Transmittal is to be used either if:

          (a) certificates representing the Shares (the "Share Certificates") are to be forwarded herewith; or

          (b) delivery of Shares is to be made by book-entry transfer described in the Offer to Purchase to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in Offer to Purchase), unless an Agent's Message (as defined in the Offer to Purchase) is utilized.

     Stockholders whose certificates representing Shares are not immediately available or who cannot deliver to the Depositary either the certificates or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to the Shares, and all other documents required hereby, prior to the Expiration Date (as defined in the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures described in the Offer to Purchase. See Instruction 2. DELIVERY OF THIS LETTER OF TRANSMITTAL OR ANY DOCUMENTS REQUIRED HEREBY TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     HOW TO COMPLETE THIS LETTER OF TRANSMITTAL. After carefully reading the Instructions below, stockholders should:

     - indicate in the tables on the front cover the number of Shares you wish to tender,

     - check any applicable boxes and provide any required information on page
       3,

     - provide special payment and/or special delivery instructions, if necessary, in the space provided on page 6,

     - sign the Letter of Transmittal, and procure any required signature guarantee, in the spaces provided on page 7, and

     - complete the Substitute Form W-9 on page 12.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND THEN COMPLETE THE FOLLOWING (NOTE THAT ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE SYSTEM OF THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES OF THE COMPANY COMMON STOCK BY BOOK-ENTRY TRANSFER):

    Name of Tendering
     Institution: -------------------------------------------------

    Account Number at the Book-Entry Transfer
     Facility: ----------------------------

    Transaction Code
     Number: -------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY. ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s): ----------------------------------------

    Date of Execution of Notice of Guaranteed Delivery: ---------- , 2003

    Name of Institution which Guaranteed Delivery: -------------------------

      If delivered by book-entry transfer, check box: [ ]

    Name of Tendering Institution: ---------------------------------------------

    Account Number at the Book-Entry Transfer
     Facility: ---------------------------------------------------

    Transaction Code Number: ---------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Amgis Acquisition Co., a Delaware corporation (the "Purchaser") and a direct wholly-owned subsidiary of Dendrite International, Inc., a New Jersey corporation ("Dendrite"), the above-described Shares in exchange for payment of $3.22 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Transmittal (which, together with any amendments or supplements hereto or thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

     The Offer is being made pursuant to an Agreement and Plan of Merger, dated May 9, 2003, as amended on May 16, 2003 (the "Merger Agreement"), among Dendrite, the Purchaser and the Company.

     On the terms and subject to the conditions of the Offer (including the conditions set forth in the Offer to Purchase and together with, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after May 16, 2003 (collectively, "Distributions")), and irrevocably appoints American Stock Transfer & Trust Co. (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the fullest extent of such stockholder's rights with respect to such Shares (and any Distributions) (a) to deliver certificates for such Shares (and any such other Shares, securities or rights) or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) to present such Shares (and any Distributions) for transfer on the books of the Company and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.

     The undersigned hereby irrevocably appoints each of the Purchaser and its executive officers as an attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote and with respect to any Distributions. The Purchaser and its executive officers will, with respect to the Shares and any Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special or adjourned meeting of the Company's stockholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, the Purchaser deposits the payment for such Shares with the Depositary. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any Distributions will be revoked, and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and any Distributions and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and any Distributions.

     All authority conferred, or agreed to be conferred, pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated in the box labeled "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) indicated in the above box labeled "Description of Shares Tendered." Similarly, unless otherwise indicated in the box labeled "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) indicated in the above box labeled "Description of Shares Tendered." In the event that both of the boxes labeled "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or issue any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated under "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 11.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if the check for the purchase price of the Shares accepted for payment is to be issued in the name of someone other than the undersigned, if certificates for any Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account at the Book-Entry Transfer Facility indicated above.

Issue  [ ] check and/or  [ ] certificates representing Shares to:

Name: --------------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

Address: ----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                   TAX IDENTIFICATION OR SOCIAL SECURITY NO.
                           (SEE SUBSTITUTE FORM W-9)

- Credit Shares delivered by book-entry transfer and not purchased to the following Book-Entry Transfer Facility account.
Account No.: -------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 7)

  To be completed ONLY if certificates for any Shares not tendered or not accepted for payment and/or the check for the purchase price of any Shares accepted for payment are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered."

Mail  [ ] check and/or  [ ] certificates representing Shares to:

Name:--------------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

Address: ----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                   TAX IDENTIFICATION OR SOCIAL SECURITY NO.
                           (SEE SUBSTITUTE FORM W-9)

                                   IMPORTANT

                             STOCKHOLDER: SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

Dated:
------------------------ , 2003

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Shares tendered or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

Capacity (Full Title):
--------------------------------------------------------------------------------
Daytime Area Code and Telephone Number:
-----------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Tax Identification or Social Security Number:
----------------------------------------------------------------------
                           (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                         (PLEASE TYPE OR PRINT OR TYPE)

Full Title and Name of Firm:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number:
-----------------------------------------------------------------------

Dated:
------------------------------------------------------------, 2003

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by a firm (including most commercial banks, savings and loan associations and brokerage houses) that is a member of the Securities Transfer Agents Medallion Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (each of the foregoing being referred to as an "Eligible Institution"), except in cases where Shares are tendered (i) by the registered holder(s) (which term, for purposes of this document, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the holder(s) of the Shares) of Shares tendered herewith and such registered owner has NOT completed the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on this Letter of Transmittal or
(ii) for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares are to be made pursuant to the procedures for tender by book-entry transfer set forth in the Offer to Purchase to an account maintained by the Depositary at the Book-Entry Transfer Facility.

     In order for Shares to be validly tendered pursuant to the Offer, a holder of Shares must, prior to the Expiration Date (a) deliver to the Depositary at its address set forth on the back cover of the Letter of Transmittal a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, the Share Certificates to be tendered and any other documents required to be included with this Letter of Transmittal under the terms and subject to the conditions thereof and the Offer to Purchase, (b) cause such holder's broker, dealer, commercial bank, trust company or custodian to tender applicable Shares pursuant to the procedures for book-entry transfer described below or (c) comply with the guaranteed delivery procedures described below and in the Offer to Purchase.

     Stockholders whose certificates are not immediately available or who cannot deliver all other required documents to the Depositary on or prior to the Expiration Date or who cannot comply with the procedures for book-entry transfer on a timely basis may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery (or a facsimile thereof) pursuant to the guaranteed delivery procedure set forth below and in the Offer to Purchase.

     Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery (or a manually signed facsimile thereof), substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) the Share Certificates, in proper form for transfer (or a confirmation of the book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer), as well as this Letter of Transmittal properly completed and duly executed (or a facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, a Book-Entry Confirmation along with an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which The Nasdaq National Market is open for business.

     If Share Certificates are forwarded at different times to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

THE METHOD OF DELIVERY OF SHARES CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL IS RECOMMENDED WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided under "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE STOCKHOLDERS ONLY). If fewer than all the Shares evidenced by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares not tendered that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the "Special Payment Instructions" and/or "Special Delivery Instructions" boxes above on this Letter of Transmittal, as soon as practicable after the acceptance of payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person to so act must be submitted.

     If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner of the certificates(s) listed in the above box labeled, "Description of Shares Tendered," the certificate(s) must be endorsed or accompanied by the appropriate stock power(s), in either case signed exactly as the name(s) of the registered owner(s) appear on the certificate(s). Signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares is to be made to, or (in the circumstances permitted hereby) if certificates for Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) EVIDENCING THE SHARES TENDERED HEREBY.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or certificates for Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or if a check and/or such certificates are to be sent to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown above, the "Special Payment Instructions" and/or "Special Delivery Instructions" boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the above box labeled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses set forth below or from your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent.

     9. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the stockholder's U.S. social security or U.S. federal employer identification number, on Substitute Form W-9 below. Failure to provide the information on the form may subject the tendering stockholder to 30% U.S. federal income tax backup withholding on the payment of the purchase price. The box in Part 3 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future.

     10. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by Purchaser (subject to the terms and conditions of the Merger Agreement), in whole or in part, at any time or from time to time, in Purchaser's sole discretion.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen the holder should promptly notify the Company's transfer agent for the Shares, Equiserve Trust Company, N.A., at (888) 282-1169 and check the box under "Description of Shares Tendered" indicating that Shares have been lost, destroyed or stolen. The holder will then be instructed as to the procedure to be followed in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been completed.

     12. TENDERING RIGHTS. On August 29, 2000, the Company adopted a rights agreement (the "Rights Agreement") between the Company and Equiserve Trust Company, N.A. Rights, as described below, are transferable only with the Shares until they become exercisable upon the Distribution Date (as defined herein).

     Under the Rights Agreement, the "Distribution Date" is the earlier of (i) the tenth day after the date on which a person shall be the beneficial owner of 15% or more of the Shares then outstanding (an "Acquiring Person") or (ii) the tenth business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person becomes an Acquiring Person) after the date of the commencement by any person (other than an exempt person) of, or of the first public announcement of the intention of such person (other than an exempt person) to commence, a tender or exchange offer the consummation of which would result in any person (other than an exempt person) becoming the beneficial owner of Shares aggregating 15% or more of the Shares then outstanding.

     The Company and Equiserve Trust Company amended the Rights Agreement on May 9, 2003 to provide that (x) notwithstanding anything in the Rights Agreement to the contrary, none of Dendrite, the Purchaser nor any of their respective affiliates shall be deemed to be an Acquiring Person for the purposes of the Rights Agreement, and (y) notwithstanding anything in the Rights Agreement to the contrary, a Distribution Date shall not be deemed to have occurred as a result of the approval, execution, delivery or performance of the Merger Agreement or the announcement, commencement or consummation of the Offer or the consummation of the merger (as defined in the Merger Agreement).

     Until the Distribution Date, the Rights will be evidenced by the Share Certificates registered in the names of the holders thereof, and until a Distribution Date, the tender of a Share will constitute a tender of the associated Right. Upon a Distribution Date separate certificates evidencing the Rights (the "Rights Certificates") will be mailed to holders of record of Shares as of the close of business on the Distribution Date (and to each initial record holder of certain Shares originally issued after the Distribution Date), and such separate Rights Certificates alone will thereafter evidence the Rights.

IMPORTANT: THIS DULY COMPLETED AND SIGNED LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH ANY SIGNATURE GUARANTEES, THE CERTIFICATES FOR TENDERED SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for purchase is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below and to certify that such TIN is correct (or that such stockholder is awaiting a TIN) or otherwise establish a basis for exemption from backup withholding. If such stockholder is an individual, the TIN is generally his or her U.S. social security number. If a stockholder fails to provide a TIN to the Depositary, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding at 30% (see below).

     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) will not be subject to the backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must generally submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 30% of any payments made to the stockholder or payee pursuant to the Offer. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service provided certain conditions are met.

                         PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made to a stockholder whose tendered Shares are accepted for purchase, the stockholder is required to notify the Depositary of its correct TIN by completing Substitute Form W-9 certifying
(1) that the TIN provided on such Form is correct (or that such stockholder is awaiting a TIN, in which case the stockholder should check the box in Part 3 of the Substitute Form W-9), (2) that such stockholder is a U.S. person and (3) that (A) such stockholder is exempt from backup withholding, (B) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding. The stockholder must sign and date the Substitute Form W-9 where indicated, certifying, under penalties of perjury, that the information on such Form is correct.

     A nonexempt stockholder may check the box in Part 3 of the attached Substitute Form W-9 if such stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If a nonexempt stockholder checks the box in Part 3, such stockholder must also sign the attached Certification of Awaiting Taxpayer Identification Number in order to prevent backup withholding. Notwithstanding that a stockholder complies with the foregoing, the Depositary will backup withhold at 30% on payments made to such stockholder pursuant to the Offer prior to the time a properly certified TIN is provided to the Depositary.

     Alternatively, a stockholder that qualifies as an exempt recipient (other than a shareholder required to complete Form W-8 as described above) should write "Exempt" in Part 1 of the Substitute Form W-9, enter his correct TIN and sign and date such Form where indicated.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)

------------------------------------------------------------------------------------------------------------------
                                  PAYOR: AMERICAN STOCK TRANSFER & TRUST COMPANY
------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                  PART 1 -- Please Provide Your TIN in the Box   ---------------------------------------
FORM W-9                    at Right and Certify by Signing and Dating             Social security number
                            Below                                                            OR
                                                                               Employer Identification Number
                            --------------------------------------------------------------------------------------
DEPARTMENT OF THE TREASURY  PART 2 -- Certification -- Under Penalties of Perjury, I Certify that
INTERNAL REVENUE SERVICE    (1) The number shown on this form is my correct taxpayer identification number (or I
PAYOR'S REQUEST FOR         am waiting for a number to be issued to me);
TAXPAYER IDENTIFICATION     (2) I am not subject to backup withholding because (i) I am exempt from backup
NUMBER (TIN)                    withholding, (ii) I have not been notified by the Internal Revenue Service (the
                                "IRS") that I am subject to backup withholding as a result of a failure to report all interest and dividend income or (iii) the IRS has notified me that I am no longer subject to backup withholding; and
                            (3) I am a U.S. person (including a U.S. resident alien).
------------------------------------------------------------------------------------------------------------------


CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have  PART 3 --
been notified by the IRS that you are subject to backup withholding because you have   Awaiting TIN [  ]
failed to report all interests and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
-------------------------------------------------------------------------------------------------------------------

Signature
-------------------------------------------------------------------------------------------------------------------
Date ________________________________, 2003
Name
(Please Print)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 30% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number to the Depositary.

Signature: ------------------------------          Date: -----------------, 2003

--------------------------------------------------------------------------------
Name (Please Print)

Manually signed facsimile copies of this Letter of Transmittal will be accepted. This Letter of Transmittal, certificates for tendered Shares and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

                        The Depositary for the Offer is:

                      AMERICAN STOCK TRANSFER & TRUST CO.

            By Hand:                     By Overnight Courier:                    By Mail:
         59 Maiden Lane                     59 Maiden Lane                     59 Maiden Lane
           Plaza Level                        Plaza Level                        Plaza Level
    New York, New York 10038           New York, New York 10038           New York, New York 10038

          By Facsimile Transmission (For Eligible Institutions Only):
                                 (718) 234-5001

                Confirm Receipt of Facsimile by Telephone Only:
                        (718) 921-8200 or (800) 937-5449

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN AS
    SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Additional copies of this Letter of Transmittal, the Offer to Purchase, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.
                    The Information Agent for the Offer is:

                       STRATEGIC STOCK SURVEILLANCE, LLC
                               331 Madison Avenue
                               New York, NY 10017
            Telephone: (866) 657-8728 (toll free) or (212) 850-8151
                         E-Mail: info@dendriteoffer.com

                      The Dealer Manager for the Offer is:

                                  ADVEST, INC.
                         100 Federal Street, 29th Floor
                                Boston, MA 02110
                           Telephone: (617) 348-2320

May 20, 2003